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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : September 18, 2007
LEVITT CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 958-1800
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     As previously disclosed by Levitt Corporation (the “Company”) in its SEC filings, many of the borrowing facilities of its homebuilding subsidiary, Levitt and Sons, LLC (“Levitt and Sons”), contain provisions which give the lender the right to require repayments prior to scheduled repayment dates upon the occurrence of specified events. These provisions include (i) limitations on the number, holding period and dollar volume of spec units held in inventory, (ii) maintaining required loan to value ratios based on current appraisals which the lender may obtain at any time with respect to property serving as collateral and (iii) continued development of projects where land development has commenced. As a result of the prolonged downturn in the homebuilding industry, lenders under a number of Levitt and Sons’ borrowing facilities currently have the right to require repayments under one or more of the foregoing provisions. Levitt and Sons is in discussions with these lenders to amend the terms of these borrowing facilities to, among other things, modify the timing and amount of these curtailment payments.
     The Company and Levitt and Sons have made a determination to terminate up to 200 employees of Levitt and Sons and employees of the Company who service Levitt and Sons’ homebuilding activities. On September 18, 2007, the Company sent the letter attached to this Form 8-K as Exhibit 99.1 to employees of the Company and its subsidiaries, Levitt and Sons, LLC and Core Communities, LLC.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibit 99.1—Letter to Employees.
Matters discussed in this Form 8-K and Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including but not limited to the risk that Levitt and Sons will not be able to negotiate satisfactory amendments to its borrowing facilities, that Levitt and Sons may be required to make curtailment payments or be in default under those facilities, that the Company may not advance funds to Levitt and Sons to make any required curtailment payments or to fund Levitt and Sons’ operations, that the housing market will not stabilize as anticipated, that Levitt and Sons will not be able to sufficiently reduce its activities and conserve its resources, and that the Company’s rights offering may not be consummated or funds raised may not be sufficient to support Levitt and Sons even if applied for that purpose. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVITT CORPORATION
Date: September 18, 2007	By:	/s/ Alan B. Levan
		Name:	Alan B. Levan
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Letter to Employees.

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